                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 31, 1998

                             MCN ENERGY GROUP INC
            (Exact name of registrant as specified in its charter)

     MICHIGAN                 1-10070                 38-2820658
State of Incorporation     (Commission File        (I.R.S. Employer
                              Number               Identification No.)

500 GRISWOLD STREET, DETROIT, MICHIGAN              48226
(Address of principal executive offices)          (Zip Code)

             Registrant's telephone number, including area code:
                                (313) 256-5500

ITEM 5. OTHER EVENTS

        The registrant is filing herewith the following in connection with the offering by MCN Investment Corporation ("MCN Investment") of its 6.30% MandatOry Par Put Remarketed Securities due April 2, 2011 (the "2011
MOPPRS") and its 6.35% MandatOry Par Put Remarketed Securities due April 2, 2012 (the "2012 MOPPRS") pursuant to the registration statement of the registrant and MCN Investment on Form S-3 (No. 333-47137) filed with the Securities and Exchange Commission under the Securities Act of 1933.

                              INDEX TO EXHIBITS


EXHIBIT
NUMBER                              EXHIBIT


4-1             Form of Note with respect to the 2011 MOPPRS

4-2             Form of Note with respect to the 2012 MOPPRS

10-1 Remarketing Agreement, dated as of March 31, 1998, between MCN Investment Corporation, MCN Energy Group Inc and Merrill Lynch, Pierce, Fenner & Smith Incorporated with respect to the 2011 MOPPRS

10-2 Remarketing Agreement, dated as of March 31, 1998, between MCN Investment Corporation, MCN Energy Group Inc and Merrill Lynch, Pierce, Fenner & Smith Incorporated with respect to the 2012 MOPPRS

                                  SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MCN ENERGY GROUP INC.

                                By /s/ Sebastian Coppola
                                   ---------------------------
                                   Sebastian Coppola
                                   Senior Vice President and Treasurer

Date:  April 1, 1998